Ordinary dividends	6 Months Ended
Jun. 30, 2025
Ordinary dividends [Abstract]
Ordinary dividends
4. Ordinary dividends

The Board has recommended an interim dividend of 7.5p (2024: 15.0p) per ordinary share. This is expected to be paid on 3 November 2025 to shareholders on the register at 10 October 2025. The Board recommended a final dividend of 24.4p per ordinary share in respect of 2024. This was paid on 4 July 2025.